                                                                    Exhibit 23.3

                               Director's Consent

The undersigned hereby consents to be named as a director nominee in the Company's registration statement on Form S-1 (Reg. #333-90201).


                                                  /s/ Gregory D. Lerman
                                                  ------------------------------
                                                      Gregory D. Lerman